UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2025
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Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, Sixth Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (929) 567-0006

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

COO Appointment

On April 9, 2025, Peloton Interactive, Inc. (the “Company”) announced that Charles Kirol had been appointed as Chief Operating Officer (“COO”) of the Company, effective as of April 14, 2025.

Mr. Kirol, 57, brings more than 25 years of experience in supply chain operations and steering business transformations, most recently as Executive Vice President, Chief Global Operations and Technology Officer of iRobot Corporation (“iRobot”), a global consumer robot company offering home innovation products, from June 2021 to June 2024 and Executive Vice President, Chief Supply Chain Officer at iRobot from February 2020 to June 2021. Mr. Kirol previously served as Senior Vice President, Global Operations at Sensata Technologies Holding plc (“Sensata”), a supplier of sensing, electrical protection, control and power management solutions, from April 2016 to February 2020 and Vice President and Chief Procurement Officer at Sensata from 2015 to 2016. Earlier in his career, Mr. Kirol served in executive roles at Stanley Black & Decker, Inc., including as Vice President of Global Supply Management and spent nine years at General Electric Capital Corporation. He is a long-standing naval officer, having served on active duty for more than 16 years. Kirol currently holds the rank of Rear Admiral in the US Navy Reserves, where he is one of the senior-most procurement, logistics, and supply corps officers, and presently leads a team of 3,600 logistics professionals.

The Company and Mr. Kirol have entered into an employment offer letter, dated April 3, 2025, in connection with Mr. Kirol’s appointment as COO (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Kirol is eligible for the following compensation: (i) an annual base salary of $635,000, (ii) an annual cash bonus equal to 60% of his annual base salary, (iii) a discretionary signing bonus of $70,000, and (iv) equity awards valued at $5,000,000, subject to approval by the board of directors of the Company, to be allocated as follows: (a) time-based restricted stock units valued at $3,750,000, and (b) performance-based restricted stock units valued at $1,250,000. Under the Offer Letter, Mr. Kirol is eligible to participate in the Company’s Severance and Change in Control Plan (the “Severance Plan”) as a Tier 1 participant. The Severance Plan was filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on September 11, 2020, and is incorporated by reference herein.

The foregoing description of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Kirol and any other person pursuant to which Mr. Kirol was appointed as COO of the Company. Mr. Kirol does not have a family relationship with any director or executive officer of the Company (or any person nominated or chosen by the Company to become a director or executive officer of the Company) or a direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

CSCO Transition

On April 9, 2025, the Company announced that Andrew Rendich will transition from Chief Supply Chain Officer (“CSCO”) of the Company to a non-executive, advisory role effective as of April 11, 2025. The circumstances giving rise to Mr. Rendich’s transition are not the result of any disagreement with the Company on any subject, including its operations, policies or practices.

In connection with the change in Mr. Rendich’s role, Mr. Rendich has entered into a Transition Agreement (the “Transition Agreement”) with the Company, pursuant to which Mr. Rendich has agreed to provide advisory services to the Company through June 30, 2025 (the “Transition Date”) in order to facilitate a smooth and orderly transition of his responsibilities in his role as CSCO. Pursuant to the Transition Agreement, Mr. Rendich will receive (i) all accrued but unpaid salary, (ii) if required by the Company’s applicable policies, all accrued, unused vacation and paid time off through the Transition Date, and (iii) any qualifying unreimbursed business expenses. Mr. Rendich will also be entitled to retain or receive any vested amounts due to him under any employee benefit plan, program or policy of the Company, subject to the terms thereof. The Transition Agreement provides that the Company will pay to Mr. Rendich the payments and benefits provided under Section 3.1 of the Severance Plan, contingent on Mr. Rendich’s compliance with the Severance Plan, the Transition Agreement and certain restrictive covenants applicable to him, and his execution of a customary release of claims.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 9, 2025, the Company issued a press release announcing the leadership transitions described in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained or incorporated in this Item 7.01, including Exhibit 99.1, is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Announcing Leadership Changes, dated April 9, 2025.
10.1	Offer Letter, by and between Charles Kirol and Peloton Interactive, Inc., dated April 3, 2025.
10.2	Transition Agreement, by and between Andrew Rendich and Peloton Interactive, Inc., dated April 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: April 9, 2025	By:	/s/ Tammy Albarran
Tammy Albarran
Chief Legal Officer